91629-P1 10/24

LEGG MASON ETF INVESTMENT TRUST
SUPPLEMENT DATED OCTOBER 9, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2024 OF
CLEARBRIDGE DIVIDEND STRATEGY ESG ETF (the “Fund”)

Important Notice Regarding Change in Investment Policy
This supplement is intended to provide advance notice to shareholders regarding changes to the Fund’s (i) name, (ii) investment objective, strategies and policies (including the Fund’s 80% investment policy), (iii) dividend policy, and (iv) and other related changes. These changes will go into effect on or about January 31, 2025 (the “Effective Date”).
The Board of Trustees (the “Board”) of the Legg Mason ETF Investment Trust (the “Trust”) approved changes to the Fund’s (i) name, (ii) investment objective, strategies and polices (including the Fund’s 80% investment policy), (iii) dividend policy, and (iv) other related changes. On the Effective Date, the Fund will be renamed the Franklin ClearBridge Enhanced Income ETF. The Fund’s investment objective will change to seek to provide income and long-term capital appreciation.
The Fund’s current 80% investment policy is the following: under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its financial and environmental, social and governance criteria. On the Effective Date, the Fund’s 80% investment policy will change to: under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in income generating securities and investments, including dividend-paying equity securities and selling call options to generate income from premiums received, as well as other instruments with similar economic characteristics.
Effective on the Effective Date, under normal market conditions, the Fund will pursue an enhanced equity income strategy by (1) investing primarily in dividend-paying equity securities and (2) “enhancing” income through the employment of an options overlay by writing (selling) U.S. exchange-traded call options based upon U.S. large capitalization equity indices.
In the equity portion of the Fund’s portfolio, the Fund will invest primarily in common stocks and may also invest in preferred securities, convertible securities, securities of other investment companies and of real estate investment trusts and warrants and rights. The Fund may invest in equity securities of foreign issuers, either directly or through depositary receipts, and may invest in companies of any size but will focus on large cap companies. The Fund’s portfolio managers will focus on companies that they believe to be of high quality and that (i) pay an attractive dividend and/or (ii) have the potential to significantly grow their dividends.
In the options overlay portion of the Fund’s portfolio, it is expected that, under normal circumstances, the Fund will seek to sell call options with a reference index value (i.e., the cumulative investment exposure of the options) less than, or equal to, 100% of the value of the Fund’s equity holdings. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. At each index option expiration, if the value of the reference index exceeds the fixed price of the option (the “exercise price”), the Fund is required to pay the purchaser a cash amount equal to that difference. The call options sold by the Fund may include FLexible EXchange Options (“FLEX Options”) as well as more traditional exchange-traded options.
In managing the options overlay portion of the Fund’s portfolio, the portfolio managers will seek to generate additional cash flow through any profits realized from selling the call options. The options overlay strategy will consist of selling‑to‑open and buying‑to‑close call options based upon U.S. large capitalization equity indices. The portfolio managers will monitor the value of short call options and seek to buy‑to‑close short call options when they determine that the risk reward characteristics are no longer favorable.

Additionally, on the Effective Date, the Fund will pay dividends from net investment income at least monthly.
The Fund reserves the right to change the above at any time.
Additional information regarding the Fund’s principal investment strategies and risks under this new investment approach will be provided to shareholders on or around the Effective Date.
Please retain this supplement for future reference.

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